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                                                                   EXHIBIT 10.22

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of March 1, 1995, is entered into by and between CALIFORNIA MICROWAVE, INC. (the "Company") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                    RECITALS

         A. The Company and the Bank are parties to a Credit Agreement dated as of May 17, 1993 (the "Original Credit Agreement"), as amended by that certain Amendment to Credit Agreement dated as of October 25, 1993, and as further amended by that certain Second Amendment to Credit Agreement dated as of October 25, 1993 and that certain Third Amendment to Credit Agreement dated as of February 22, 1994 (the Original Credit Agreement, as so amended, the "Credit Agreement") pursuant to which the Bank has extended certain credit facilities to the Company.

         B. The Company has requested that the Bank agree to certain amendments of the Credit Agreement.

         C. The Bank is willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

            NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

            2. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows:

               (a) Section 1.01 of the Credit Agreement shall be amended by adding the following defined term in appropriate alphabetical order:

               "'MNI Acquisition' means the acquisition by the Company of all of the stock of Microwave Networks Incorporated for the consideration of approximately 3,350,000 shares of the Company's common stock."

               (b) Section 1.01 of the Credit Agreement shall be amended at the defined term "Net Issuance Proceeds" by amending and restating such definition in its entirety as follows:


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               "'Net Issuance Proceeds' means, in respect of any issuance of debt or equity, cash proceeds and non-cash proceeds received or receivable in connection therewith, net of reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of the Company; provided, that for purposes of Section 2.08A only, Net Issuance Proceeds shall not include any such non-cash proceeds."

               (c) Subsection 2.08A(a) of the Credit Agreement shall be amended by adding the following sentence at the end of such subsection: "Notwithstanding the foregoing, no such notice or prepayment shall be required in connection with the issuance by the Company of any new common or preferred equity to be used as consideration in the MNI Acquisition in accordance with its terms."

               (d) Section 7.07 of the Credit Agreement shall be amended by (i) deleting the word "and" at the end of subsection (b) thereof; (ii) deleting the period at the end of subsection (c) thereof and inserting "; and" in lieu thereof; and (iii) adding the following as new subsection (d) after subsection
(c) thereof:

               "(d) Contingent Obligations of any corporations which become Subsidiaries after the date of this Agreement, provided, however, that such Contingent Obligations existed at the time the respective corporations became Subsidiaries and were not created in anticipation thereof."

               (e) Section 7.16 of the Credit Agreement shall be amended and restated in its entirety as follows:

               "7.16 Change in Structure. Except as (i) expressly permitted under Section 7.03, (ii) in connection with the issuance and any conversion in accordance with its terms of any Convertible Subordinated Indebtedness, (iii) in connection with any conversion in accordance with the respective terms of the Approved Subordinated Indebtedness, and (iv) in connection with the issuance of new common or preferred stock of the Company and the amendment of the Company's articles of incorporation or bylaws in connection with such issuance, in each case where such issuance is otherwise permitted hereunder, the Company shall not and shall not permit any of its Subsidiaries to, make any changes in its equity capital structure (including in the terms of its outstanding stock), or amend its certificate of incorporation or by-laws in any material respect."

            3. Representations and Warranties. The Company hereby represents and warrants to the Bank as follows:


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               (a) No Default or Event of Default has occurred and is
continuing, and no Default of Event of Default shall, after giving effect to the amendments contemplated hereby, result from the MNI Acquisition.

               (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

               (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct, and shall, after giving effect to the amendments contemplated hereby, by true and correct upon the consummation of the MNI Acquisition.

               (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.

            4. Effective Date.

               (a) This Amendment will become effective as of March 1, 1995 (the "Effective Date"), provided that each of the following conditions precedent has been satisfied:

                   (i) The Bank has received from the Company a duly executed original of this Amendment.

                   (ii) The Bank has received from the Company a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

                   (iii) The Bank has received from the Company such other approvals, opinions or documents as the Bank may reasonably request.


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            5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments under the same or similar circumstances in the future.

            6. Miscellaneous.

               (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

               (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

               (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

               (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

               (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

               (f) If any term or provision of this Amendment shall be deemed prohibited or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

               (g) The Company covenants to pay to or reimburse the Bank, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.

                                           CALIFORNIA MICROWAVE, INC.

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION

                                           By:
                                              ----------------------------------
                                                Kevin McMahon
                                                Vice President


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